UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2025 (January 23, 2025)

Air Products and Chemicals, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Air Products Boulevard Allentown, Pennsylvania 18106-5500
(Address of principal executive offices and zip code)

(610) 481-4911

Registrant’s telephone number, including area code

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
1.000% Euro Notes due 2025	APD25	New York Stock Exchange
0.500% Euro Notes due 2028	APD28	New York Stock Exchange
0.800% Euro Notes due 2032	APD32	New York Stock Exchange
4.000% Euro Notes due 2035	APD35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 23, 2025, Air Products and Chemicals, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). There were 176,657,486 shares of common stock represented at the meeting by valid proxies or voted at the meeting, which was approximately 79.44% of the shares of common stock entitled to vote at the meeting and which constituted a quorum. Set forth below are the matters voted upon at the Annual Meeting, which are more fully described in the Company’s Proxy Statement in connection with the Annual Meeting, and the final voting results tabulated by the Company’s independent Inspector of Election, First Coast Results, Inc.

1.	Election of Directors. The voting results were as follows:

Nominee	Votes For	Withheld
Company’s Nominees
Tonit M. Calaway	174,110,068	2,041,802
Charles Cogut	54,718,707	121,433,074
Lisa A. Davis	103,606,433	72,546,218
Seifollah Ghasemi	76,177,521	99,967,306
Jessica Trocchi Graziano	173,548,328	2,604,503
Edward L. Monser	66,446,127	109,699,703
Bhavesh V. Patel	170,873,128	5,279,368
Wayne T. Smith	174,052,345	2,099,573
Alfred Stern	171,242,472	4,907,783
Mantle Ridge LP’s (“Mantle Ridge”) Nominees
Paul Hilal	107,589,833	67,452,044
Andrew Evans	124,144,152	50,897,563
Tracy McKibben	71,090,133	103,951,652
Dennis Reilley	108,083,560	66,958,810

The nine directors elected at the Annual Meeting are Tonit M. Calaway, Lisa A. Davis, Jessica Trocchi Graziano, Bhavesh V. Patel, Wayne T. Smith, Alfred Stern, Paul Hilal, Andrew Evans and Dennis Reilley. These directors were elected to serve until the Company’s 2026 Annual Meeting of Shareholders and until his or her successor is elected and qualified or until his or her earlier retirement, resignation, removal or death.

2.

Advisory Vote on Executive Officer Compensation. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement for the Annual Meeting by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
157,988,055 (93.73% of the votes cast)	10,574,194	8,095,237	1,514,230

3.

Ratification of Appointment of Independent Auditors. The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025 by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained
176,531,159 (99.50% of the votes cast)	895,705	744,852

4.

Shareholder Proposal to Amend the Bylaws to Repeal any Amendments After September 17, 2023. The Company’s shareholders did not approve a proposal submitted by Mantle Ridge to repeal any provision or amendment of the Company’s Bylaws adopted by the Company’s Board of Directors without shareholder approval after September 17, 2023 by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
109,478,204 (49.23% of the votes entitled to vote at the Annual Meeting)	65,619,785	1,559,497	1,514,230

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Air Products and Chemicals, Inc.
(Registrant)

Date: January 27, 2025	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President,
General Counsel and Secretary

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